D&E Communications, Inc.

Investor Presentation

October 2006

Disclosure Regarding Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as "believes," "estimates," "expects," "intends," "may," "will," "should," "could" or "anticipates" or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. Forward-looking statements in this presentation may include, among others, statements concerning:

- projections of our future results of operations, cash flows or financial condition;
- our business strategy and our ability to capitalize on any of our competitive strengths; and
- the continued availability of capital resources.

The expectations reflected in these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and we cannot assure you that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth in our filings with the Securities and Exchange Commission and include, without limitation, risks related to the following:

- increasing competition in the communications industry;
- a complex and uncertain regulatory environment; and
- the impact on our business of our indebtedness and the covenants relating to this indebtedness.

All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Regulation G Disclosure

In this presentation, we use the operating measure "Adjusted EBITDA." Adjusted EBITDA is a non-GAAP (generally accepted accounting principles) operating measure under Regulation G promulgated by the Securities and Exchange Commission. We compute Adjusted EBITDA by adding depreciation and amortization expense to operating income. Each of these GAAP financial measures are line items in our income statement and thus Adjusted EBITDA can be reconciled to net income, the most comparable GAAP financial measure to Adjusted EBITDA. Net income is reconciled to Adjusted EBITDA for the periods for which Adjusted EBITDA is presented on the slides entitled "Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss)."

Presentation of Adjusted EBITDA is consistent with how we evaluate performance of our business units and Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, other companies in our industry may calculate Adjusted EBITDA differently than we do. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as a substitute for cash flow from operating activities as a measure of liquidity or a substitute for net income as an indicator of operating performance or any other measure of performance derived in accordance with GAAP.

Agenda

Company and Management Introductions

2005 Accomplishments

2006 Strategic Focus and Results

Historical Financial Overview

Q & A

Management Introduction

James Morozzi, President & CEO

Mr. Morozzi joined D&E Communications, Inc. where he has served as President and Chief Executive Officer since March 16, 2005. Prior to coming to D&E, Morozzi was President of Exelon Communications, a division of Exelon Enterprises, LLC, from 2001 to 2004. From 1986 to 2001, he worked in various management roles at PECO Energy Company, including Business Leader/Vice President of PECO Wireless, LLC and Corporate Strategist for Corporate Planning and Development. He formerly served as chairman of the management committee of PECO Telcove Communications and as a Board member of AT&T Wireless PCS of Philadelphia, LLC. Mr. Morozzi is a member of the Board of Directors of the Pennsylvania Telephone Association and the Lancaster Chamber of Commerce and Industry. He has been a director of the Company since April 2005. Mr. Morozzi is a member of the executive committee.

Management Introduction

Thomas Morell, Sr. Vice President, CFO, & Treasurer

Thomas E. Morell has been Chief Financial Officer and Treasurer since 1995, and Senior Vice President since May 2002. Mr. Morell has been employed by D&E since 1984, serving as Assistant Controller from 1984 to 1990 and Controller from 1990 to 1995. From 1982 to 1984, he was employed by Coopers and Lybrand as an auditor. Mr. Morell is a Certified Public Accountant and is a member of the Pennsylvania Institute of Certified Public Accountants.

Management Introduction

W. Garth Sprecher, Sr. Vice President & Secretary

W. Garth Sprecher joined the Company in 1984. He was named Commercial Manager in 1988 and served as Vice President and Secretary from 1996 to 2002. He currently serves as Senior Vice President and Secretary, overseeing the marketing efforts of the Company as well as the Human Resources and Facilities departments, and media and public relations. Mr. Sprecher has been a member of D&E Communications' Board of Directors since 1993 and is a member of the executive committee. Mr. Sprecher also serves as Vice Chairman of Sterling Financial Corporation and is a member of their nominating committee and Chairman of the executive committee and compensation committee. He is a member of the Board of Directors of the Greater Reading Chamber of Commerce and is a member of the Board of Directors of Lancaster General Hospital.

D&E Service Territory


RLEC
(Rural Local Exchange Carrier)
CLEC
(Competitive Local Exchange Carrier)
Systems Integration & Internet Service Provider
Lycoming
Williamsport
Union
Lewisburg
Centre
State College
Snyder
Northumberland
Blair
Altoona
Dauphin
Harrisburg
Lebanon
Berks
Reading
Birdsboro
Pottstown
Ephrata
Lancaster
Lancaster

Our Mission –
to be a leading
regional broadband ICP

D&E's purpose is to "connect" customers

Corporate Objectives

Drive stock price and shareholder value by:

- Increasing Adjusted EBITDA / Net Income
- Managing CAPEX spending
- Pay down debt
- Reinforcing a winning culture

2005 Accomplishments

- Financial
- Customer/Product Development
- Operational
- Strategic

2005 Accomplishments

Financial

- Improved Operating Income by 8%
- Improved Adjusted EBITDA by 2%
- Reduced Long Term Debt by $13 million
- Maintained debt ratings from Standard & Poor's, Moody's
- Obtained unqualified audit opinion
- Obtained unqualified opinion on management's assessment of internal controls



2005 Accomplishments

- **Customer / Product Development**
  - 79% Broadband Subscriber Growth
  - Added over 2,000 “On Net” CLEC lines
  - Ended year with more than 6,000 video customers
  - Launched Transparent LAN Service (TLS)



2005 Accomplishments

Operational

- Implemented new trouble management system, which resulted in 12% improvement in Grade of Service
- Reduced Out-Of-Service hours by more than 103,000 hours
- Four-year labor contract ratified by 76 union employees
- Staffing reduced by 10% overall – 30% in Systems Integration



2005 Accomplishments

Strategic

- Organizational focus on "owning the broadband connection"
- Direct CAPEX to support "On Net" and broadband deployment
- Sold ownership interests in Pilicka Telefonia and PenTeleData



2006 Strategic Focus and Results

- Own the broadband connection to the customer
  - **Target: 8,100** new DSL subscribers
  - **Actual: 4,714** as of 6/30/06
- Drive profitable on-net CLEC business
  - **Target: 3,000** CLEC On-Net line adds
  - **Actual: 1,078** as of 6/30/06
- Make Systems Integration an essential part of our solution to customers
  - **Target: 200** new Systems Integration accounts with current D&E customers
  - **Actual: 42** as of 6/30/06

Broadband Growth Strategy

- Strategic importance of wireline access lines and broadband connections
  - Migrating to Next Generation Core IP Platform



- Broadband connections enable the Internet to become a viable content delivery platform for consumers
  - Challenges cable's status quo
- Deploying Fiber-to-the-Node (FTTN)
  - Targeting the migration of dial-up subscribers to broadband

Broadband's Tipping Point

- **Broadband penetration creates new opportunities for consumers**
  - Downloading music & movies
    - *"Time Shifting" is fast becoming the norm*
  - Video Streaming
    - *Significant new entry into the marketplace*
  - Video Drives Bandwidth



Broadband Growth Strategy

- **Broadband delivers "On-Net" CLEC service and customer satisfaction**
  - Improved margins
  - Improved quality of service
- **Broadband creates new revenue opportunities**
  - Leverage Network Operating Center experience with Managed Services for business customers

Business Strategy
Systems Integration

- Bold steps taken to reduce and control segment expenses
- Emphasis on Managed Services and Professional Services
- Incorporation of System Integration services into the ICP offering to customers
- Voice Systems assets sold effective September 29, 2006



Total Connections at YE '05


1/1/05
12/31/05
209,675
RLEC
(4,909)
Dial-up
(3,576)
CLEC
2,335
DSL
High-Speed
8,780
Cable Modems
59
Web Hosting
43
Video
1,132
213,539

Note: Chart not to scale. Total connections includes all RLEC, CLEC, Dial-up, DSL, Cable modems, web hosting, and video subscribers

Total Connections – YTD 2Q06



12/31/05
213,539
RLEC
(2,688)
Dial-up
(1,399)
Video
(330)
Cable Modems
(576)
Web Hosting
(21)
CLEC
803
DSL
High-Speed
4,786
6/30/06
214,114

Note: Chart not to scale. Total connections includes all RLEC, CLEC, Dial-up, DSL, Cable modems, web hosting, and video subscribers

Historical Financial Summary

Consolidated

Revenue, Adjusted EBITDA, Operating Income and Net Income/(Loss)



($ in millions)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
-$20
173.1
62.4
23.8
4.1
176.3
60.1
20.9
(2.7)
176.2
61.4
22.7
13.7
2003
2004
2005
Revenue
Adjusted EBITDA (1)
Operating Income (2)
Net Income/(Loss)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary

RLEC Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($ in millions)



$120
$100
$80
$60
$40
$20
$0
113.3
65.3
33.7
111.0
59.9
29.2
110.5
62.1
32.5
2003
2004
2005
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary

CLEC Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($ in millions)



$50
$40
$30
$20
$10
$0
-$10
35.8
0.2
(3.8)
37.6
1.7
(2.7)
40.8
3.5
(1.5)
2003
2004
2005
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary

Internet Services Segment
Revenue, Adjusted EBITDA, and Operating Income/(Loss)



($ in millions)
$14
$12
$10
$8
$6
$4
$2
$0
-$2
7.3
0.7
(0.1)
10.4
1.4
0.3
13.0
0.7
(0.6)
2003
2004
2005
Revenue
Adjusted EBITDA(1)
Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary

Systems Integration Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)


($ in millions)
$30
$25
$20
$15
$10
$5
$0
-$5
-$10
23.4
24.8
20.3
(2.6)
(4.3)
(2.7)
(4.6)
(4.2)
(5.8)
2003
2004
2005
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary

Capital Expenditures

($ in millions)

	2003		2004		2005	
		% of Total		% of Total		% of Total
RLEC	$13.9	63.8%	$18.9	70.0%	$23.4	76.2%
CLEC	4.0	18.3%	5.0	18.5%	4.3	14.0%
Internet	1.3	6.0%	1.1	4.1%	1.9	6.2%
Systems Integration	0.9	4.1%	1.1	4.1%	0.4	1.3%
Video & Other	1.7	7.8%	0.9	3.3%	0.7	2.3%
Totals	**$21.8**		**$27.0**		**$30.7**	

Selected Uses of Cash


($ in millions)
$35
$30
$25
$20
$15
$10
$5
$0
25.2
13.7
5.3
2.0
7.1
13.3
30.9
13.3
13.0
7.7
6.8
0.0
2004
2005
CAPEX (1)
Interest
Debt Payment (2)
Income Taxes
Dividend
Treasury Stock

(1) Capital expenditures, net of proceeds from sales

(2) Payments on long term debt and revolving lines of credit, net of proceeds from long term financing

Credit Facility Amendment- 2006

- Reduced annual interest expense by $600,000
- Reduced annual principal payments to $7 million
- Eliminated $10 million step down in the Revolver
- Transferred $7 million from Revolver to Term Loan
- Eased the fixed charge coverage ratio
- Eased the total leverage ratio
- Eliminated the mandatory hedging requirement

Historical Financial Summary

Consolidated

Revenue, Adjusted EBITDA, Operating Income and Net Income

($ in millions)



Six Months Ended June 30
$100
$80
$60
$40
$20
$0
86.9
28.8
9.4
4.3
86.2
27.9
8.6
2.5
6/30/05
6/30/06
Revenue
Adjusted EBITDA (1)(4)
Operating Income (2)
Net Income (3)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

(3) 1Q2005 includes $1.4 million of Net Income from the sale of our ownership interest in PenTeleData

(4) Includes the $2.4 million non cash intangible asset impairment charge in the second quarter of 2006

Historical Financial Summary - RLEC

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($ in millions)



Six Months Ended June 30
$60
$50
$40
$30
$20
$10
$0
54.7
30.2
15.2
54.5
29.3
15.0
6/30/05
6/30/06
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary - CLEC

Revenue, Adjusted EBITDA, and Operating Income/(Loss)


Six Months Ended June 30
($ in millions)
$25
$20
$15
$10
$5
$0
-$5
19.8
1.1
(1.2)
21.2
2.6
(0.2)
6/30/05
6/30/06
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss) (2)

---

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

Historical Financial Summary- ISP

Revenue, Adjusted EBITDA, and Operating Income/(Loss)



($ in millions)
Six Months Ended June 30
$8
$6
$4
$2
$0
-$2
6.3
0.1
(0.6)
7.5
0.7
0.0
6/30/05
6/30/06
Revenue
Adjusted EBITDA (1)
Operating Income/(Loss) (2)

(1) *Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.*

(2) *Does not adjust for inter-company transactions*

Historical Financial Summary- Systems Integration

Revenue, Adjusted EBITDA, and Operating Income/(Loss)



($ in millions)
Six Months Ended June 30
$12
$10
$8
$6
$4
$2
$0
-$2
-$4
-$6
10.2
(2.1)
(3.0)
7.6
(4.4)
(5.1)
6/30/05
6/30/06
Revenue
Adjusted EBITDA (1) (3)
Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

(3) Includes the $2.4 million non cash intangible asset impairment charge in the second quarter of 2006

Historical Financial Summary

Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss)

(dollars in thousands)	2003	2004	2005
RLEC Adjusted EBITDA	$ 65,254	$ 59,938	$ 62,056
CLEC Adjusted EBITDA	199	1,699	3,541
Internet Services Adjusted EBITDA	685	1,410	736
Systems Integration Adjusted EBITDA	(2,588)	(2,681)	(4,166)
Corp, Other & Elim Adjusted EBITDA	(1,157)	(300)	(763)
D&E Communications Adjusted EBITDA	$ 62,393	$ 60,066	$ 61,404
Depreciation & amortization	(38,626)	(39,119)	(38,745)
Equity in net losses of affiliates	(2,537)	(3,172)	1,000
Interest expense	(18,074)	(14,389)	(14,177)
Gain/(loss) on investments	790	(1,057)	6,895
Loss on early extinguishment of debt	0	(5,252)	0
Other income/(expense), net	1,964	1,679	3,205
Income taxes	(1,968)	(1,430)	(5,806)
Dividend on utility preferred stock	(65)	(65)	(65)
Loss from operations of Paging business net of income tax benefit of $27	(53)	0	0
Cumulative effect of change in accounting principle, net of income taxes of $177	260	0	0
Net income/(loss)	$ 4,084	$ (2,739)	$ 13,711

Historical Financial Summary

Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss)

(dollars in thousands)	Six Months Ended June 30 2005	2006
RLEC Adjusted EBITDA	$ 30,173	$ 29,280
CLEC Adjusted EBITDA	1,112	2,643
Internet Services Adjusted EBITDA	74	718
Systems Integration Adjusted EBITDA	(2,116)	(4,418)
Corp, Other & Elim Adjusted EBITDA	(421)	(356)
D&E Communications Adjusted EBITDA	$ 28,822	$ 27,867
Depreciation & amortization	(19,381)	(19,238)
Equity in net losses of affiliates	(113)	(217)
Interest expense	(6,821)	(7,705)
Gain/(loss) on investments	2,043	0
Other income/(expense), net	1,696	2,517
Income taxes	(1,958)	(663)
Dividend on utility preferred stock	(33)	(33)
Net income/(loss)	$ 4,255	$ 2,528

Q & A